Offerings - Offering: 1	Sep. 08, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 67,003,801.00
Amount of Registration Fee	$ 9,253.22
Offering Note	The transaction valuation is calculated as the aggregate maximum purchase price for units of beneficial interest. The fee of $9,253.22 was paid in connection with the filing of the Schedule TO-I by Fidelity Private Credit Fund (File No. 005-94024) on August 3, 2026 (the "Schedule TO"). The Amount of Filing Fee was calculated at $138.10 per $1,000,000 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.